UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 20, 2003

eOn Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26399	62-1482176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4105 Royal Drive NW Kennesaw, Georgia	30144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  770-423-2200

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events

On June 20, 2003, eOn announced that it had received notification from Nasdaq that the Company is in full compliance with the continued listing requirements of the Nasdaq SmallCap Market. For additional information, see the press release attached hereto as Exhibit 99.1. A copy of the notification letter is also attached as Exhibit 99.2.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits:

Exhibit Number	Description of Exhibit

99.1	Press release issued by eOn Communications Corporation on June 20, 2003

99.2	Letter from the Nasdaq Stock Market to eOn Communications dated June 6, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 20, 2003

EON COMMUNICATIONS CORPORATION

By:	/s/ Troy Lynch
Troy Lynch
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press release issued by eOn Communications Corporation on June 20, 2003

99.2	Letter from the Nasdaq Stock Market to eOn Communications dated June 6, 2003